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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                       Filed pursuant to Section 13 or 15(d) of

                         THE SECURITIES EXCHANGE ACT OF 1934

                        November 27, 1996 (November 26, 1996)
                  (Date of Report (Date of earliest event reported))

                                ADVANCED MEDICAL, INC.
                  --------------------------------------------------
                  (Exact name of registrant as specified in charter)


                                       Delaware
                  --------------------------------------------------
                    (State or other jurisdiction of incorporation)


                                       33-26398
                  --------------------------------------------------
                               (Commission File Number)


                                      13-3492624
                  --------------------------------------------------
                          (IRS Employer Identification No.)


                               9775 Businesspark Avenue
                                 San Diego, CA  92131
                  --------------------------------------------------
                      (Address of principal executive officers)



                                    (619) 566-0426
                 (Registrant's telephone number, including area code)




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ITEM 5.  OTHER ITEMS

         Filed herewith is the Press Release dated November 26, 1996 announcing the merger of IMED Corporation which is a wholly-owned subsidiary of the Registrant, with IVAC Holdings, Inc.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Not Applicable.

    (b)  Not Applicable.

    (c)  Exhibits.

         Exhibit 1      Press Release dated November 26, 1996.

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                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ADVANCED MEDICAL, INC.
                                       (Registrant)


Date:  November 27, 1996               By: /s/ Joseph W. Kuhn
                                          ------------------------
                                       Joseph W. Kuhn
                                       Executive Vice President

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                                    EXHIBIT INDEX

Exhibit            Material to be Filed               Page
Number                  as Exhibits                   Number


Exhibit 1          Press Release dated August
                   26, 1996.